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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2002, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2002-3)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                 333-77012                 33-0885129
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                               92868
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                      -2-



Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 4, 2002, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2002-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Deutsche Bank National Trust Company as trust administrator (the "Trust Administrator"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class AF-1 Certificates", "Class AF-2 Certificates", "Class AF-3 Certificates", "Class AF-4 Certificates", "Class AF-5 Certificates", Class "AF-6" Certificates, Class "AV-1 Certificates", Class "AV-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class S Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $805,009,028.00 as of September 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated August 29, 2002, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class S Certificates were sold by the Depositor to UBS Warburg (the "Underwriter"), pursuant to an Underwriting Agreement, dated August 29, 2002 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                Initial Certificate Principal
                       Class                       Balance or Notional Amount       Pass-Through Rate
                       -----                       --------------------------       -----------------
                        AF-1                        $80,864,000.00                      2.54%(1)

                        AF-2                        $22,828,000.00                      3.07%(1)

                        AF-3                        $50,916,000.00                      3.70%(1)

                        AF-4                        $17,369,000.00                      4.64%(1)

                        AF-5                        $24,453,000.00                      5.47%(2)

                        AF-6                        $27,000,000.00                      5.03%(2)




                                      -3-


                        AV-1                        $372,089,000.00                     Variable

                        AV-2                        $74,651,000.00                      Variable

                        M-1                         $46,287,000.00                      Variable

                        M-2                         $38,237,000.00                      Variable

                        M-3                         $32,200,000.00                      Variable

                        M-4                         $12,075,000.00                      Variable

                         S                          $160,000,000.00                     Variable

                         CE                          $6,013,575.34                      Variable

                         P                              $100.00                            N/A

                         R                               100%                              N/A

_______________
(1) Subject to a rate cap as described in the Pooling and Servicing Agreement
(2) Subject to increase and subject to a rate cap, as described in the Pooling and Servicing Agreement
(3) Initial Notional Amount

                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 21, 2002, and the Prospectus Supplement, dated August 29, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                      -4-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                   Description
         -----------                                   -----------
              4.1 Pooling and Servicing Agreement, dated as of September 1, 2002, by and among Ameriquest Mortgage
                                            Securities Inc. as Depositor,
                                            Ameriquest Mortgage Company as
                                            Master Servicer, U.S. Bank National
                                            Association as Trust Administrator
                                            and Bankers Trust Company of
                                            California, N.A. as Trust
                                            Administrator relating to the Series
                                            2002-3 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 4, 2002


                                                       AMERIQUEST MORTGAGE
                                                       SECURITIES INC.


                                                       By: /s/ John P. Grazer
                                                           ---------------------
                                                       Name:   John P. Grazer
                                                       Title:  CFO






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                                Index to Exhibits
                                -----------------




                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement, dated as of September 1,
                       2002, by and among Ameriquest Mortgage Securities Inc. as
                       Depositor, Ameriquest Mortgage Company as Master Servicer,
                       U.S. Bank National Association as Trustee and Bankers Trust
                       Company of California, N.A. as Trust Administrator relating to the Series 2002-3 Certificates.





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                                     Exhibit 4.1